SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant  [x]
Filed  by  a  party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[ ]    Preliminary  Proxy  Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]    Definitive  Proxy  Statement
[ ]    Definitive  Additional  Materials
[ ]    Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
       240.14a-12

                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)     Title  of each class of securities to which transaction applies:

            --------------------------------------------------------------------
     2)     Aggregate  number  of  securities  to which transaction applies:

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     3)     Per  unit  price  or  other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
     4)     Proposed  maximum  aggregate  value  of  transaction:

            --------------------------------------------------------------------
     5)     Total  fee  paid:

            --------------------------------------------------------------------

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

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     2)     Form,  Schedule  or  Registration  Statement  No.:

            --------------------------------------------------------------------
     3)     Filing  Party:

            --------------------------------------------------------------------
     4)     Date  Filed:

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

                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.

                               907 WEST 5TH STREET
                                    SUITE 203
                              AUSTIN, TEXAS  78703

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 24, 2001


To the Shareholders of American Absorbents Natural Products, Inc.

     Notice is hereby given that a special meeting of shareholders of American Absorbents Natural Products, Inc., a Utah corporation, will be held on August 24, 2001, at 10:00 a.m., local time, at Westwood Country Club, 3808 West 35th Street, Austin, Texas 78703, for the following purposes:

     1. To approve the proposal to change our state of incorporation from Utah to Delaware and, in doing so, to change our name to Earful of Books, Inc.

     2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     Only shareholders of record at the close of business on August 6, 2001, are entitled to notice of, and to vote at, the special meeting.

     You are cordially invited and urged to attend the special meeting, but if you are unable to attend, please sign and date the enclosed proxy and return it promptly in the enclosed self-addressed stamped envelope. A prompt response will be appreciated. If you attend the special meeting, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.


                                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS



                                        PAUL  A.  RUSH,
                                        Chairman  of  the  Board  and
                                        Chief  Executive  Officer

Austin, Texas
August 10, 2001

                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.

                               907 WEST 5TH STREET
                                    SUITE 203
                              AUSTIN, TEXAS  78703


                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 24, 2001



DATE, TIME AND PLACE OF THE SPECIAL MEETING

     The special meeting will be held on August 24, 2001, at 10:00 a.m., local time, at Westwood Country Club, 3808 West 35th Street, Austin, Texas 78703.

SOLICITATION  AND  REVOCABILITY  OF  PROXIES

     Your board of directors is soliciting your proxy as a holder of American Absorbents Natural Products, Inc. common stock, $.001 par value (the "Common Stock"), for use at our special meeting of shareholders.

     Shares represented by a proxy in the form enclosed, duly signed, dated and returned to us and not revoked, will be voted at the meeting in accordance with the directions given, but in the absence of directions to the contrary, such shares will be voted:

     o for the proposal to reincorporate our company from Utah to Delaware and to change our name to Earful of Books, Inc.; and

     o in accordance with the best judgment of the persons voting on any other proposals that may properly come before the meeting. The board of directors knows of no other matters, other than those stated in the foregoing notice, to be presented for consideration at the special meeting or any adjournment(s) thereof. If, however, any other matters properly come before the special meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if it is deemed to be advisable, vote such proxy to adjourn the meeting from time to time.

     Any shareholder executing and returning a proxy has the power to revoke it at any time before it is voted by delivering to 907 West 5th Street, Suite 203, Austin, Texas 78703, attention: Secretary, a written revocation thereof or by duly executing a proxy bearing a later date. Any shareholder attending the special meeting of shareholders may revoke his proxy by notifying the secretary at such meeting and voting in person if he desires to do so. Attendance at the special meeting will not by itself revoke a proxy.

     The approximate date on which this proxy statement and the form of proxy are first sent to shareholders is August 10, 2001.

     We will bear the cost of soliciting proxies. Solicitation may be made, without additional compensation, by our directors, officers and regular employees in person or by mail, telephone or telegram. We may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Common Stock held of record by such persons, and we will reimburse the forwarding expense. We will bear all costs of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof.

RECORD  DATE  AND  VOTING  SECURITIES

     The close of business on August 6, 2001, is the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the special meeting or any adjournment(s) thereof. Our only voting security currently outstanding is the Common Stock, each share of which entitles the holder thereof to one vote. At the Record Date, there were outstanding and entitled to be voted 17,934,579 shares of Common Stock.

QUORUM  AND  VOTING

     The presence at the special meeting, in person or by proxy, of the holders of a majority of the Common Stock issued and outstanding is necessary to constitute a quorum to transact business. Each share represented at the special meeting, in person or by proxy, will be counted for purposes of determining whether a quorum is present. In deciding all matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock then registered in such holder's name.

     An abstention is not an affirmative vote and, therefore, will have the same effect as a vote against a proposal. Brokers who hold shares in street name only have the authority to vote on certain items when they have not received instructions from beneficial owners. Any such "broker non-votes" will not be considered to be present and entitled to vote and will have no voting effect.

RECENT  EVENTS

     We recently entered into a transaction that had the effect of a change of control. Pursuant to an Agreement and Plan of Merger (the "Plan"), dated June 29, 2001, by and between us, a newly formed wholly owned subsidiary of ours and Audiobooks of Texas, Inc. d/b/a Earful of Books, a Texas corporation ("Earful"), the shareholders of Earful now own 76% of our issued and outstanding voting securities. Paul A. Rush, the chairman of the board of directors, president, chief executive officer, and the largest former shareholder of Earful became our chairman of the board of directors and chief executive officer and now owns approximately 8.4% of our issued and outstanding voting securities. Other former directors of Earful that have become our directors now own the following percentage of our issued and outstanding voting securities: Ken Anderson (4.1%), Russell Grigsby (4.0%), Jim Peterson (5.5%), Goodhue Smith (4.3%), and Roy Terracina (6.5%). Robert Bitterli, one of our directors and our former chief executive officer now owns 3.4%. Pursuant to the Plan, all of our directors and officers other than Mr. Bitterli have resigned and, pursuant to our bylaws, Mr. Bitterli, as the remaining director, replaced the resigning directors and officers as set forth below.

     Paul A. Rush, chairman of the board of directors, chief executive officer and director; Jeffrey L. Lindholm, president; Myron E. Sappington, chief financial officer; Jay A. Ferguson, vice president of operations; Kenneth
     W. Anderson, director; Russell A. Grigsby, director; Jim L. Peterson, director; Goodhue W. Smith, III, director; Roy D. Terracina, director; and Garrett Boone, advisory director.

     Effective July 6, 2001, our newly formed wholly-owned subsidiary was merged with and into Earful with Earful being the surviving corporation (the "Merger"). As a result, Earful is now our wholly-owned operating subsidiary. Pursuant to the Merger, the issued and outstanding common stock and warrants of Earful were converted into the right to receive our Common Stock and warrants. As such, all of the issued and outstanding shares of common stock and warrants of Earful were converted into a total of 13,531,480 shares of our Common Stock and warrants to purchase 147,747 shares of our Common Stock. Such conversion resulted in the sixty-nine (69) former shareholders of Earful now collectively owning approximately 76% of the 17,934,579 issued and outstanding shares of our Common Stock.

     The former shareholders of Earful have obtained no loans or pledges for the purpose of acquiring control. Following the replacement of certain of our officers and directors in connection with the Plan, there are no arrangements or understandings among Earful, us or any affiliates with respect to the election of directors or other matters. We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control.

SPECIAL  REPORT  ON  FORM  8-K

     Our special report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 6, 2001, which describes in more detail the transaction discussed above, is available to the public over the internet at the SEC's web site at http://www.sec.gov. You may also read and copy the special report or any other document we have filed at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 7 World Trade Center, Suite 1300, New York, New York 10048 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You may obtain information on the operation of the SEC's public reference room in Washington, D.C. by calling the SEC at 1-800-SEC-0330.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The table below sets forth information concerning (1) the only persons known by us, based upon statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to own beneficially in excess of 5% of our Common Stock as of August 1, 2001, and (2) the number of shares of Common Stock beneficially owned, as of August 1, 2001, by each of our directors and each executive officer required to be named pursuant to Item 402 of Regulation S-B under the Securities Act of 1933, as amended (the "Securities Act") and all of our executive officers and directors as a group. Except as indicated, each individual has sole voting power and sole investment power over all shares listed opposite his name.

                                                          SHARES BENEFICIALLY
                                                                 OWNED
                                                          -------------------
NAME OF BENEFICIAL OWNER                                   NUMBER    PERCENT
--------------------------------------------------------  ---------  --------
Directors and Named Executive Officers(1):

Paul A. Rush, Chairman of the Board, Chief Executive
   Officer and Director(2). . . . . . . . . . . . . . . . 1,500,131      8.4%

Jeffrey L. Lindholm, President. . . . . . . . . . . . . .         0        0

Myron E. Sappington, Chief Financial Officer(3) . . . . .         0        0

Jay A. Ferguson, Vice-President of Operations . . . . . .         0        0

Kenneth L. Anderson, Director . . . . . . . . . . . . . .   734,250      4.1%

Russell Grigsby, Director . . . . . . . . . . . . . . . .   717,156      4.0%

Jim L. Peterson, Director . . . . . . . . . . . . . . . .   975,574      5.5%

Goodhue W. Smith, III, Director(4). . . . . . . . . . . .   975,574      5.4%

Roy D. Terracina, Director. . . . . . . . . . . . . . . . 1,153,840      6.5%

Robert Bitterli, Director and former CEO. . . . . . . . .   599,956      3.4%

Executive Officers and Directors as a Group (11 persons)  6,452,376     36.2%

Holders of 5% or More Not Named Above:

Dr. Jack Burrow
5927 Laurium Road
Charlotte, NC  28226. . . . . . . . . . . . . . . . . . . 1,050,000      5.9%

Donald J. Douglass
145 Oenoke Lane
New Canaan, CT  06840 . . . . . . . . . . . . . . . . . . 1,014,855      5.7%

Jim Dicke, II.
Crown Equipment Co.
Attn: Brad Smith
40-44 South Washington
New Bremen, OH  05849 . . . . . . . . . . . . . . . . . .   882,508      5.0%

(1) The business address of each director and executive officer is care of American Absorbents Natural Products, Inc., 907 West 5th Street, Suite 203, Austin, TX 78703.


                                        5

(2) The number of shares owned by Mr. Rush does not include warrants to purchase 37,747 shares of Common Stock at an exercise price of $0.09 per share, all of which will vest on December 31, 2001.
(3) The number of shares owned by Mr. Sappington does not include warrants to purchase 110,000 shares of Common Stock at an exercise price of $0.73 per share, all of which will vest on December 31, 2001.
(4) The number of shares owned by Mr. Smith includes 248,462 shares owned by a corporation in which Mr. Smith has a 50% interest. Mr. Smith disclaims beneficial ownership of these shares.

                                  PROPOSAL ONE

                 REINCORPORATION IN DELAWARE AND THE ASSOCIATED
                   CHANGE OF OUR NAME TO EARFUL OF BOOKS, INC.

INTRODUCTION

     For the reasons stated below, the board of directors believes that it is in our best interests and in the best interests of our shareholders to change our state of incorporation from Utah to Delaware and, in doing so, change our name to Earful of Books, Inc. The board of directors has approved the reincorporation, which, if approved by our shareholders, will be effected pursuant to an agreement and plan of merger as described below.

PRINCIPAL  REASONS  FOR  THE  PROPOSED  REINCORPORATION

     As we plan for the future, the board of directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based and we believe that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own. We also believe that reincorporation in Delaware may reduce the cost and time involved in raising capital and engaging in other business transactions because investors and other companies and their counsel are generally more familiar with Delaware law.

     For many years Delaware has followed a policy of encouraging incorporation in that state. Consequently, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in our legal affairs than is presently available under Utah law.

     In addition, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. We believe that our shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

MECHANICS  OF  REINCORPORATION

     The proposed reincorporation would be accomplished by our merging, pursuant to an agreement and plan of merger in substantially the form attached as Exhibit A to this proxy statement, into a newly-formed Delaware corporation that, just before the merger, will be our wholly-owned subsidiary. The newly-formed subsidiary will be the surviving corporation and will carry on our business. After the reincorporation, the certificate of incorporation and bylaws of the newly-formed subsidiary would be our governing corporate documents, substantially in the form attached as Exhibit B and Exhibit C, respectively, to this proxy statement. The name of the newly-formed Delaware subsidiary as set forth in its certificate of incorporation is Earful of Books, Inc. ("Earful - Delaware"). As such, upon the effective date of the reincorporation, the name of our company will become Earful of Books, Inc.

     On the effective date of the proposed reincorporation, each outstanding share of our Common Stock will automatically convert into one share of common stock of Earful - Delaware, and our shareholders will automatically become shareholders of Earful - Delaware.

     On the effective date of the reincorporation, the number of outstanding shares of common stock of Earful - Delaware will be equal to the number of shares of our Common Stock outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option or right to acquire shares of our Common Stock will be converted into an option or right to acquire an equal number of shares of common stock of Earful - Delaware, under the same terms and subject to the same conditions as the original options or rights. All of our employee benefit plans will be adopted and continued by Earful - Delaware following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by Earful - Delaware.

     No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next sale or other transfer by the shareholder. Certificates for our shares will automatically represent an equal number of shares in Earful - Delaware upon completion of the reincorporation.

     If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the merger agreement may be amended, either before or after shareholder approval has been obtained, if in the opinion of the board of directors, circumstances arise that make such action advisable; provided that any amendment that would effect a material change from the provisions discussed in this proxy statement would require further approval by the holders of a majority of the outstanding voting shares.

NO CHANGE IN THE BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES

     The reincorporation will effect a change only in our name, legal domicile and other changes of a legal nature as described in this proxy statement. The board of directors and management believe that the name Earful of Books, Inc. will result in a more appropriate image and brand for our company and will better reflect our current business strategy (as discussed in the special report on Form 8-K filed with the SEC). The proposed reincorporation will not result in any change in the business, management, assets or liabilities or location of our principal facilities. All of our obligations will become the obligations of Earful - Delaware. Our employee benefit arrangements will also be continued by Earful - Delaware upon the terms and subject to the conditions currently in effect. After the merger, the shares of common stock of Earful - Delaware will continue to be traded, without interruption, in the same principal market as the shares of our Common Stock are traded prior to the merger.

     Prior to the effective date of the merger, we will obtain any consents required for the merger from parties with whom we may have contractual arrangements. As a result, our rights and obligations under our contractual arrangements will continue and be assumed by Earful - Delaware.

FEDERAL SECURITIES LAW CONSEQUENCES

     The issuance by Earful - Delaware of shares to our shareholders in connection with the reincorporation constitutes an exchange offer under the Securities Act. Nevertheless, the shares of common stock to be issued by Earful
- Delaware in exchange for our shares of Common Stock are exempt from registration under the Securities Act. Pursuant to Rule 145 promulgated under the Securities Act, shares issued under a statutory merger are subject to registration under the Securities Act unless the sole purpose of the transaction is to change an issuer's domicile within the United States. Since the sole purpose of the issuance and exchange is to effectuate the reincorporation, the exchange and issuance is exempt from registration under Rule 145. Shares of common stock of Earful - Delaware that will be issued in exchange for shares of Common Stock that are currently restricted will remain restricted from transfer unless such shares are subsequently registered or an exemption from registration is available.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REINCORPORATION

     The reincorporation provided for in the merger agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our Common Stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by us or Earful - Delaware. Each former holder of our Common Stock will have the same basis in the common stock of Earful - Delaware received by such holder pursuant to the reincorporation as such holder has in our Common Stock held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to Earful - Delaware common stock will include the period during which such holder held our corresponding Common Stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. We have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

     The foregoing is only a summary of certain federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

PROVISIONS  OF  THE  CHARTER  AND  BYLAWS  OF  EARFUL  -  DELAWARE

     The provisions of the Earful - Delaware certificate of incorporation and bylaws are similar to those of our articles of incorporation and bylaws in most respects. However, certain changes in the rights of shareholders and powers of management will result from the application of Delaware law. See "Antitakeover Implications" and "Significant Differences Between the Corporation Laws of Utah and Delaware," below.

ANTITAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. We have not included these measures in the certificate of incorporation or bylaws of Earful - Delaware. The reincorporation proposal is not being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the board of directors to acquire control of us or to obtain representation on the board of directors.

     The reincorporation proposal has antitakeover implications because, by operation of law, Section 203 of the Delaware General Corporation Law restricts "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the board of directors approves the business combination.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF UTAH AND DELAWARE
     The  corporation  laws  of  Utah  and  Delaware  differ  in  many respects.
Although all the differences are not set forth in this proxy statement, the differences that could materially affect the rights of shareholders are discussed below.

     STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under the Utah Control Shares Acquisitions Act, shares acquired in a "control share acquisition" by a single shareholder or group of shareholders that give the shareholder or group more than 20% of the voting power of certain public Utah corporations cease to have voting rights until a resolution allowing the shares to be voted is approved by a majority of the outstanding shares of the corporation (excluding shares held by officers, directors and the acquiror). The Utah Control Shares Acquisitions Act applies only to a corporation formed under the laws of the State of Utah that has all of the following:

     o    100  or  more  shareholders;

     o its principal office or place of business, or substantial assets, located in Utah; and

     o any of (i) more than 10% of its shareholders resident in Utah, (ii) more than 10% of its shares owned by Utah residents or (iii) 10,000 shareholders that are Utah residents.

We do not have our principal office, any place of business, or substantial assets in the State of Utah or a significant number of shareholders who are Utah residents. Accordingly, the protections and restrictions of the Control Shares Act do not presently apply to us or our Common Stock.

     Section 203 of the Delaware General Corporate Law prohibits a corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that the person becomes an interested stockholder. The three-year moratorium imposed on business combinations by
Section  203  does  not  apply  if:

     o prior to the date on which the shareholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder;

     o the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him an interested stockholder; or

     o the business combination is approved by the board of directors and approved at a shareholder meeting by the holders of two-thirds of the voting stock not owned by the interested stockholder.

Section 203 only applies to Delaware corporations that have a class of voting stock that is listed on a national securities exchange, are quoted on the Nasdaq National Market or Small Cap Market, or are held of record by more than 2,000 shareholders. Earful - Delaware is not subject to Section 203 because it has less than 2,000 stockholders and is quoted on the OTC - Bulletin Board.

INDEMNIFICATION AND LIMITATION OF LIABILITY. Utah and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents.

     Utah law does not permit the elimination of monetary liability where liability is based on:

     o a financial benefit received by a director to which the director is not entitled;

     o an intentional infliction of harm on the corporation or its shareholders;

     o    an  unlawful  distribution;  or

     o    an  intentional  violation  of  criminal  law.

     Delaware  law  does  not  permit the elimination of monetary liability for:

     o breaches of the director's duty of loyalty to the corporation or its stockholders;

     o acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

     o the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

     o transactions in which the director received an improper personal benefit.

Utah law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions no indemnification may be made without court approval when a person is adjudged liable to the corporation. Similarly, Delaware law allows indemnification of expenses incurred during derivative and third-party actions; however, Delaware law requires court approval of indemnification in both derivative and third-party actions when a person is adjudged liable to the corporation.

DIVIDENDS AND REPURCHASE OF SHARES. Utah law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

     Under Utah law, a corporation may not make any distribution, or repurchase its shares if, after giving effect to the distribution or repurchase:

     o the corporation would not be able to pay its debts as they become due in the normal course; or

     o its total assets would be less than the sum of its total liabilities plus the amount, if any, payable upon liquidation to holders of any preferred stock with distribution rights superior to the rights of holders of common stock.

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation.

     To date, we have not paid any cash dividends on our outstanding shares of Common Stock and do not anticipate doing so in the foreseeable future.

     SHAREHOLDER VOTING. Both Utah and Delaware law generally require that the holders of a majority of the shares of voting stock of both acquiring and target corporations approve statutory mergers. Neither Utah nor Delaware law requires a shareholder vote of the surviving corporation in a merger if:

     o the merger agreement does not amend the existing certificate of incorporation;

     o each share of the stock of the surviving corporation outstanding immediately before the merger is an identical outstanding share after the merger; and

     o either no shares of common stock of the surviving corporation and no securities convertible into common stock are to be delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be delivered under the plan of merger plus those initially issuable upon conversion of any other securities to be delivered under the plan do not exceed 20% of the shares of common stock outstanding immediately prior to the merger.

     Both Utah law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by the holders of a majority of the outstanding voting shares of the selling corporation.

     Utah law also requires that mergers, reorganizations, sales of assets and similar transactions be approved by a majority vote of each voting group entitled to vote separately on the plan of merger, reorganization or sale. In general, a class or series of stock is entitled to vote separately (or together with similarly affected shares of different series of the same class) if the proposed transaction would change the rights, preferences or limitations of the respective class or series. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a class of shares. As a result, shareholder approval of transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

     APPRAISAL RIGHTS. Under both Utah law and Delaware law, a shareholder of a corporation participating in major corporate transactions may be entitled to appraisal rights under which the shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation. In determining fair market value, courts generally apply various valuation methods commonly used in the financial community. Under Delaware law, appraisal rights are not available with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, while Utah law provides for appraisal rights in these circumstances. Utah and Delaware law both provide exemption from appraisal for a transaction by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if the shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares. Delaware and Utah law also provide an exemption to a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger.

     INSPECTION OF RECORDS. Delaware law allows stockholders and directors to inspect the corporation's records and shareholder list for purposes reasonably related to the person's interests as a stockholder or director upon written demand. In contrast, under Utah law, directors or shareholders may inspect certain corporate records for any purpose as long as the directors or shareholders gives the corporation written notice five business days in advance. Other records, including the shareholder list and minutes from meetings of the board of directors, may be inspected only for a purpose reasonably related to the shareholder's or director's interest.

     MINIMUM NUMBER OF DIRECTORS. Both Delaware law and Utah law require a minimum number of directors. Delaware law requires one director, while Utah law requires at least three directors.

RIGHT  TO  DISSENT  AND  APPRAISAL  RIGHTS  OF  SHAREHOLDERS

     Pursuant to Part 13 of the Utah Revised Business Corporation Act (the "URBCA"), holders of our Common Stock have the right to dissent from the reincorporation and obtain payment of the fair value of their shares of Common Stock. A shareholder who elects to dissent from the reincorporation and obtain payment for his shares of Common Stock must cause us to receive, before August 24, 2001, written notice of such shareholder's intent to demand payment for his shares of Common Stock and must not vote any of such shares in favor of the reincorporation. Merely voting against the reincorporation will not satisfy the dissent requirements. If you wish to dissent from the reincorporation you must notify us in writing of such election by sending notice of your dissent to 907
W. 5th Street, Suite 203, Austin, Texas 78703, attn: Secretary. If we do not receive your election before August 24, 2001, or if you transfer your shares prior to August 24, 2001, you will lose your right to dissent and obtain payment for your shares as a result of the reincorporation. You will not receive any further notification regarding the date upon which your right to dissent will terminate.

     Upon consummation of the reincorporation, we will send a dissenter's notice to all shareholders who properly notified us of their intent to dissent and who did not vote in favor of the reincorporation. The dissenter's notice will contain instructions as to the method for demanding payment and delivering the dissenting shareholder's shares of Common Stock to us. A dissenting shareholder must comply with the instructions in the dissenter's notice to be eligible for payment. Upon receipt of a demand for payment pursuant to the dissenter's notice, we will pay to the shareholder the fair value of his shares plus accrued interest. If the shareholder disagrees with our determination of fair value, he must so notify us in writing within 30 days from the date of the offer or delivery of payment. If we have not agreed with the shareholder upon the estimated fair value within 60 days from the date of our receipt from a shareholder of a demand for payment other than what has been offered, we will either pay the shareholder the difference in value demanded by the shareholder or file with a court of competent jurisdiction a petition for a determination of the fair value.

     The foregoing summary is not a complete statement of the provisions of Part 13 of the URBCA and is qualified in its entirety by reference to Part 13 of the URBCA, copies of which are attached hereto as Exhibit D.

     SHAREHOLDERS ARE URGED TO CAREFULLY REVIEW THE DISSENTERS RIGHTS STATUTE ATTACHED AS EXHIBIT D AND IF THEY ELECT TO DISSENT FROM THE REINCORPORATION, TO NOTIFY US IN WRITING OF SUCH ELECTION BEFORE AUGUST 24, 2001. IF THIS NOTICE IS NOT RECEIVED BY US BEFORE AUGUST 24, 2001, OF IF YOU TRANSFER YOUR SHARES PRIOR TO AUGUST 24, 2001, YOU WILL LOSE YOUR RIGHT TO DISSENT AND OBTAIN PAYMENT FOR YOUR SHARES AS A RESULT OF THE REINCORPORATION. YOU WILL NOT RECEIVE ANY FURTHER NOTIFICATION REGARDING THE DATE UPON WHICH YOUR RIGHT TO DISSENT WILL TERMINATE.

VOTE  REQUIRED

     Approval of the reincorporation proposal will require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter. Delaware law and the certificate of incorporation and bylaws of Earful - Delaware differ from Utah law and our existing charter and bylaws. Therefore, approval of the reincorporation proposal will also have the effect of approving the certificate of incorporation and bylaws of Earful - Delaware and changing our name to Earful of Books, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO REINCORPORATE IN DELAWARE AND TO CHANGE THE NAME OF THE COMPANY TO EARFUL OF BOOKS, INC.


                             ADDITIONAL INFORMATION

SHAREHOLDER  PROPOSALS

     Proposals of shareholders intended to be presented at the 2002 annual meeting must be received in writing by us at our principal executive offices not later than January 31, 2002. Our principal executive offices are located at 907 West 5th Street, Suite 203, Austin, Texas 78703.


                                   By  Order  of  the  Board  of  Directors



                                   Paul  A.  Rush
                                   Chairman of the Board and
                                   Chief Executive Officer

August  10,  2001
Austin,  Texas

                                                                       EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


     This AGREEMENT AND PLAN OF MERGER (the "Plan of Merger") is made and entered into as of the _____th day of August, 2001, by and between American Absorbents Natural Products, Inc., a Utah corporation ("Parent") and Earful of Books, Inc., a Delaware corporation ("Subsidiary"), Parent and Subsidiary being sometimes hereinafter together referred to as the "Constituent Corporations."

                              W I T N E S S E T H:

     WHEREAS, Parent is a corporation incorporated under the laws of Utah, with authorized capital stock of 60,000,000 shares, composed of 50,000,000 shares of common stock, par value $0.001 per share (the "Parent Common Stock"), of which 17,934,579 are issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.001 per share, of which 1,200,000 have been designated Series A Preferred Stock, none of which are issued and outstanding;

     WHEREAS, Subsidiary is a corporation incorporated under the laws of Delaware with authorized capital stock of 60,000,000 shares, comprised of 50,000,000 shares of common stock, par value $0.001 per share (the "Subsidiary Common Stock"), of which 17,934,579 shares are issued and outstanding and all of which are owned by Parent and 10,000,000 shares of preferred stock, par value $0.001 per share, of which none are designated or issued and outstanding;

     WHEREAS, the Boards of Directors of Parent and Subsidiary deem it advisable for the general welfare and to the benefit of the Constituent Corporations and their shareholders that Parent merge with and into Subsidiary pursuant to
Section 253 of the Delaware General Corporation Law (the "DGCL") and Sections 16-10a-1105 and 16-10a-1107 of the Utah Revised Business Corporations Act (the "URBCA");

     WHEREAS, the Boards of Directors of Parent and Subsidiary have, by resolutions duly adopted, approved this Plan of Merger and directed that it be executed by the undersigned officers and the Board of Directors of Parent has directed that it be submitted to the shareholders of Parent for approval;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree, in accordance with the applicable provisions of the laws of the States of Utah and Delaware that the Constituent Corporations shall be merged into a single Delaware corporation:

     1.     Merger of Parent into Subsidiary. At the Effective Time (as
            --------------------------------
hereinafter defined) and upon the terms and conditions hereof, Parent shall merge with and into Subsidiary in accordance with the DGCL and the URBCA and the terms hereof (the "Merger"), and Subsidiary shall be the surviving corporation (the "Surviving Corporation") and, as such, shall continue to be governed by the laws of the State of Delaware.

     2.     Effectiveness  of  the  Merger.  The  Merger  shall become effective
            ------------------------------
immediately following the filing of (i) the Articles of Merger (the "Articles of Merger") with the Utah Division of Corporations and (ii) the Certificate of Ownership and Merger (the "Certificate of Ownership and Merger") with Secretary of the State of Delaware (the "Effective Time").

     3.     Continuing  of  Corporate Existence.  Except as may otherwise be set
            -----------------------------------
forth herein, the corporate existence and identity of Subsidiary, with all its purposes, powers, franchises, privileges, rights and immunities, shall continue unaffected and unimpaired by the Merger, and the corporate existence and identity of Parent, with all its purposes, powers, franchises, privileges, rights and immunities, shall be merged with and into that of Subsidiary, and the Surviving Corporation shall be vested fully therewith and the separate corporate existence and identity of Parent shall thereafter cease except to the extent continued by statute.

     4.     Corporate  Governance.
            ---------------------

          (a) The Certificate of Incorporation of Subsidiary, as in effect at the Effective Time of the Merger, shall continue in full force and effect and shall be the Certificate of Incorporation of the Surviving Corporation.

          (b) The Bylaws of Subsidiary, as in effect on the Effective Time of the Merger, shall continue in full force and effect and shall be the Bylaws of the Surviving Corporation.

          (c) The members of the Board of Directors of Parent shall, from and after the Effective Time of the Merger, be the members of the Board of Directors of the Surviving Corporation, until their successors are duly elected and qualified in accordance with the Bylaws of the Surviving Corporation.

          (d) The officers of Parent shall be, from and after the Effective Time of the Merger, the officers of the Surviving Corporation, until their successors are duly elected and qualified in accordance with the Bylaws of the Surviving Corporation.

     5.     Conversion  of  Shares.  The mode of carrying into effect the Merger
            ----------------------
provided for herein, and the manner and basis of converting the shares of the Constituent Corporations shall be as follows:

          (a) Each share of Parent Common Stock which shall be issued and outstanding at the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holder thereof, shall automatically be converted into and become one (1) share of Subsidiary Common Stock.

          (b) Each share of Subsidiary Common Stock which shall be issued and outstanding at the Effective Time of the Merger, all of which are held beneficially and of record by Parent, shall be cancelled and retired, all rights in respect thereof shall cease to exist and no shares or other securities of the Surviving Corporation shall be issuable with respect thereto.

          (c) All of the Subsidiary Common Stock shall be validly issued, fully paid and nonassessable.

          (d) At the Effective Time of the Merger, the outstanding certificates representing shares of Parent Common Stock will, until replaced by the Surviving Corporation, represent the same number of shares of Subsidiary Common Stock and the registered holder thereof shall be entitled to exercise any voting or other rights with respect to the shares of Subsidiary Common Stock evidenced by such Parent Common Stock certificates.

          (e) No fraction of a share of Subsidiary Common Stock will be issued, but in lieu thereof each holder of shares of Parent Common Stock who would otherwise be entitled to a fraction of a share of Subsidiary Common Stock (after aggregating all fractional shares of Subsidiary Common Stock to be received by such holder) shall receive from Subsidiary an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by
(ii) the high bid quotation for a share of Parent Common Stock on the OTC Bulletin Board on the last full trading day prior to the Effective Time of the Merger.

     6.     Rights  and  Liabilities  of  the  Surviving  Corporation.  At  the
            ---------------------------------------------------------
Effective Time of the Merger, the Surviving Corporation shall have the following rights and obligations:

          (a) All rights, title and interests to all real estate and other property owned by Subsidiary and Parent shall be allocated to and vested in the Surviving Corporation without reservation or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens or other encumbrances thereon.

          (b) All liabilities and obligations of Subsidiary and Parent shall be allocated to the Surviving Corporation, and the Surviving Corporation shall be the primary obligor therefor and, except as otherwise provided by law or contract, no other party to the merger, other than the Surviving Corporation, shall be liable thereon.

          (c) A proceeding pending by or against Parent may be continued as if the Merger did not occur, or the Surviving Corporation to which the liability, obligation, asset or right associated with such proceeding is allocated to and vested in may be substituted in the proceeding.

          (d) The Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of a corporation organized under the laws of the State of Delaware.

     7.     Accounting  Matters.  The  assets and liabilities of the Constituent
            -------------------
Corporations, at the Effective Time of the Merger, shall be taken upon the books of the Surviving Corporation at the amounts at which they shall be carried at that time on the books of the respective Constituent Corporations, subject to such adjustments or eliminations of inter-company items as may be appropriate in giving effect to the Merger.

     8.     Approval of Shareholders.  This Plan of Merger shall be submitted as
            ------------------------
promptly as practicable to the shareholders of Parent as provided by the URBCA. After adoption and approval of the Merger by such shareholders, and provided this Plan of Merger is not terminated and abandoned pursuant to the provisions hereof, the Articles of Merger shall be filed with the Utah Division of Corporations and the Certificate of Ownership and Merger shall be filed with the Secretary of the State of Delaware.

     9.     Abandonment.  This  Plan  of  Merger  may  be  abandoned at any time
            -----------
before or after approval thereof by the shareholders of Parent notwithstanding favorable action on the Merger by such shareholders but not later than the Effective Time, by action of the Boards of Directors of Parent and Subsidiary evidenced by appropriate resolutions. In the event of the termination and abandonment of this Plan of Merger and the Merger pursuant to this Section 9, this Plan of Merger shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their shareholders or directors or officers in respect thereof.

     10.     Amendment.  Parent  and  Subsidiary,  by  mutual  consent  of their
             ---------
respective Boards of Directors, may amend this Plan of Merger in such manner as may be agreed upon by it in writing and as is consistent with the DGCL and the URBCA at any time before or after approval thereof by the shareholders of Parent provided, however, that after such approval by such shareholders no such amendment shall be made which shall affect the rights of such shareholders in a manner which, in the judgment of the Board of Directors of Parent, is materially adverse to the shareholders, without the further approval of such shareholders.

     11.     Further Assurances.  If at any time the Surviving Corporation shall
             ------------------
consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect, or confirm, of record or otherwise, in the Surviving Corporation, the title to any property or rights of Subsidiary or Parent acquired or to be acquired by or as a result of the Merger, the proper officers, or other appropriate representative of Subsidiary and Parent, respectively, shall be and they hereby are severally and fully authorized to execute and deliver such proper deeds, assignments and assurances in law, and take such other action as may be necessary or proper in the name of Subsidiary and Parent to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise carry out the purposes of this Plan of Merger.

          IN WITNESS WHEREOF, Parent and Subsidiary, each pursuant to requisite approval and authority, have each caused this Plan of Merger to be executed by its duly authorized officers, all as of the day and year first above written.

                                   AMERICAN  ABSORBENTS  NATURAL  PRODUCTS, INC.



                                   By:
                                        Paul  A.  Rush,  Chief Executive Officer



                                   EARFUL  OF  BOOKS,  INC.



                                   By:
                                        Paul  A.  Rush,  President

                                                                       EXHIBIT B


                          CERTIFICATE OF INCORPORATION

                                       OF

                              EARFUL OF BOOKS, INC.
               __________________________________________________


                                    ARTICLE I

     The  name  of  the  corporation  is  Earful  of  Books,  Inc.

                                   ARTICLE II

     The address of the initial registered office of the corporation in the State of Delaware is 615 South DuPont Highway, City of Dover, County of Kent, 19901. The name of the initial registered agent of the corporation at such address is Capitol Services, Inc.

                                  ARTICLE III

     The purpose for which the corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     The duration of the corporation shall be perpetual.

                                    ARTICLE V

     The Board of Directors of the corporation is expressly authorized and empowered to make, alter or repeal Bylaws, subject to the power of the stockholders to alter or repeal the Bylaws made by the Board of Directors.

                                   ARTICLE VI

     The aggregate number of shares which the corporation shall have the authority to issue is 60,000,000 shares, par value of $0.001 per share, of which 50,000,000 shares shall be designated "Common Stock" and 10,000,000 shares shall be designated "Preferred Stock."

Shares of the Preferred Stock may be issued from time to time in one or more series, the share of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the corporation. The Board of Directors of the corporation is hereby expressly authorized, subject to the limitations provided by law, to establish and designate series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations and the relative powers, rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series.

                                   ARTICLE VII

     To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of duty as a director. Without limiting the foregoing in any respect, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this provision shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

     The corporation shall indemnify to the fullest extent permitted by, and in the manner permissible under, the laws of the State of Delaware any person (and heirs, executors, administrators and estate of such person) made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, or served another corporation, partnership, joint venture, trust or other enterprise as a director, advisory director, officer, employee or agent at the request of the corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any such person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Board of Directors in its discretion shall have the power on behalf of the corporation to indemnify similarly any person, other than a director or officer, made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was an advisory director, employee or agent of the corporation. The provisions of this Article VII shall be applicable to persons who have ceased to be directors, advisory directors, officers, employees or agents of the corporation and shall inure to the benefit of their heirs, executors and administrators.

                                  ARTICLE VIII

     The name and mailing address of the person who is to serve as director until the first annual meeting of stockholders or until his respective successor or successors are duly elected and qualified is as follows:

     Name                              Mailing  Address
     ----                              ----------------

     Paul  A.  Rush                    907  W.  5th  Street,  Suite  203
                                       Austin,  Texas  78703

                                   ARTICLE IX

     The corporation reserves the right to amend, alter or repeal any provision in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware. All rights herein conferred are granted subject to this reservation.

                                    ARTICLE X

     The name of the incorporator is David C. Giles and his mailing address is Thompson & Knight L.L.P., 98 San Jacinto Blvd., Suite 1200, Austin, Texas 78701.

     THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is his act and deed and that the facts herein stated are true, and accordingly has hereunto set his hand as of the _____th day of August, 2001.


                                     -------------------------------------------
                                     David  C.  Giles,  Incorporator

                                                                       EXHIBIT C


                                     BYLAWS

                                       OF

                              EARFUL OF BOOKS, INC.


                                    ARTICLE I

                                CORPORATE OFFICES

     Section  1.1     Registered  Office.  The  address  of  the  Corporation's
                      ------------------
registered office in the State of Delaware is 615 South DuPont Highway, in the City of Dover, County of Kent, 19901. The name of its registered agent at such address is Capitol Services, Inc.

     Section  1.2     Other  Offices.   The  Board  of Directors may at any time
                      --------------
establish other offices at any place or places where the Corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 2.1     Place of Meetings.   Meetings of stockholders shall be held
                     -----------------
at any place, within or outside the State of Delaware, or not at any place, but may instead be held solely by means of remote communication, designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the Corporation.

     Section  2.2     Annual  Meeting.
                      ---------------

          (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. At the meeting, directors shall be elected and any other proper business may be transacted.

          (b) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice with respect to such meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 2.2, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.2.

          (c) For nominations of persons for election as directors of the Corporation or for other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (b) of this
Section 2.2, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such business must be a proper matter for stockholder action under the Delaware General Corporation Law. To be considered timely, a stockholder's notice must be delivered either in person or by United States certified mail, postage prepaid, and received by the secretary at the principal executive offices of the Corporation (i) not less than 120 calendar days before the date of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting or such other time period as may be required or permitted by applicable law or (ii) if no annual meeting was held in the previous year or the date of the applicable meeting has been changed by more than 30 days from the date of the previous year's annual meeting, not less than a reasonable time prior to the date the corporation begins to print and mail its proxy materials, as determined by the board of directors. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

               (A) The name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner; and

               (B) The class and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner.

          (d) Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.2. The chairman of the meeting shall determine whether a nomination or any business proposed to be transacted by the stockholders has been properly brought before the meeting and, if any proposed nomination or business has not been properly brought before the meeting, the chairman shall declare that such proposed business or nomination shall not be presented for stockholder action at the meeting.

          (e) For purposes of this Section 2.2, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or the filing of information with the Securities and Exchange Commission via the EDGAR filing system.

          (f) Nothing in this Section 2.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor rule) promulgated under the Exchange Act.

     Section  2.3     Special  Meeting.
                      ----------------

          (a) A special meeting of the stockholders may be called at any time by a majority of the Board of Directors, the chairman of the board or the Chief Executive Officer of the Corporation.

          (b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to such notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in Section 2.4, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 2.4.

     Section  2.4     Notice  of  Stockholder's  Meetings;  Affidavit of Notice.
                      ---------------------------------------------------------

          (a) All notices of meetings of stockholders shall be in writing and shall be sent or otherwise given in accordance with this Section 2.4 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting (or such longer or shorter time as is required by Section 2.5 of these Bylaws, if applicable). The notice shall specify the place, if any, date, and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

          (b) Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          (c) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under Chapter 1 of the Delaware Corporation Laws, the certificate of incorporation, or the bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

          (d) Notice given pursuant to section (c) of this section shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          (e) For purposes of these Bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

     Section  2.5     Quorum.  The holders of a majority of the stock issued and
                      ------
outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section  2.6     List  of  Stockholders.  It  shall  be  the  duty  of  the
                      ----------------------
Secretary or other officer of the Corporation who has charge of the stock ledger to prepare and make, at least ten (10) days before each meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in such stockholder's name. Such list shall be produced and kept available at the times and places required by law. If the meeting is to be held at a place, such list shall be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any stockholder who may be present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

     Section  2.7     Conduct  of  Business.  The  chairman  of  any  meeting of
                      ---------------------
stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business.

     Section  2.8     Voting.  The  stockholders entitled to vote at any meeting
                      ------
of stockholders shall be determined in accordance with the provisions of Section
2.9 of these Bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements). Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     Section  2.9     Waiver of Notice.  Whenever notice is required to be given
                      ----------------
under any provision of the Delaware General Corporation Law or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

     Section  2.10     Record  Date  for  Stockholder Notice.  In order that the
                       -------------------------------------
Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty
(60) days prior to any other action. If the Board of Directors does not so fix a record date:

          (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section  2.11     Proxies.  Each  stockholder entitled to vote at a meeting
                       -------
of stockholders may authorize another person or persons to act for such stockholder by a written proxy, signed by the stockholder and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, facsimile signature, electronic transmission, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the Delaware General Corporation Law.

     Section 2.11     Inspectors of Election.  Either the Board of Directors or,
                      ----------------------
in the absence of an appointment of inspectors by the Board, the Chairman of the Board or the President shall, in advance of each meeting of the stockholders, appoint one or more inspectors to act at such meeting and make a written report thereof. In connection with any such appointment, one or more persons may, in the discretion of the body or person making such appointment, be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at any meeting of stockholders, the chairman of such meeting shall appoint one or more inspectors to act at such meeting. Each such inspector shall perform such duties as are required by law and as shall be specified by the Board, the Chairman of the Board, the President or the chairman of the meeting. Each such inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Inspectors need not be stockholders. No director or nominee for the office of director shall be appointed such an inspector.


                                   ARTICLE III

                                    DIRECTORS

     Section  3.1     Powers.  Subject to the provisions of the Delaware General
                      ------
Corporation Law and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     Section  3.2     Number of Directors.  The number of directors constituting
                      -------------------
the initial Board of Directors shall be as set forth in the Certificate of Incorporation. Subject to the limitations contained in the Certificate of Incorporation, the number of directors of the Corporation shall be fixed from time to time by resolution adopted by a vote of a majority of the entire Board of Directors, provided that the number so fixed shall not be less than five (5) nor more than fifteen (15).

     Section  3.3     Election,  Qualification  and Term of Office of Directors.
                      ---------------------------------------------------------
Except as provided in Section 3.4 of these Bylaws, directors shall be elected to hold office until the annual meeting of stockholders. Directors need not be stockholders unless so required by the Certificate of Incorporation, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Elections of directors need not be by written ballot.

     Section  3.4     Resignation and Vacancies.  Any director may resign at any
                      -------------------------
time upon written notice or by electronic transmission to the attention of the secretary of the Corporation. When one or more directors so resign and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the sole power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Subject to the rights of holders of capital stock of the Corporation pursuant to any valid and binding agreement, any vacancy occurring on the Board of Directors created by reason of newly created directorships resulting from the issuance of any class or series of capital stock of the Corporation or newly created directorships resulting from any increase in the number of directors and any vacancy occurring on the Board of Directors resulting from death, resignation, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any such director elected to fill a vacancy on the Board of Directors shall hold such office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

     Unless otherwise provided in the Certificate of Incorporation or these Bylaws, whenever any holders of a class or series of capital stock of the Corporation have the right to elect one or more directors pursuant to the Certificate of Incorporation or the provisions of any valid and binding agreement, vacancies in directorships to which such right relates may be filled by a majority of the directors elected by the holders of such class or classes or series then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the Delaware General Corporation Law.

     Section  3.5     Place  of  Meetings;  Meetings  by  Telephone.
                      ---------------------------------------------

          (a) The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

          (b) Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     Section  3.6     Regular  Meetings.  Regular  meetings  of  the  Board  of
                      -----------------
Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     Section  3.7     Special  Meetings;  Notice.
                      --------------------------

          (a) Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board, the president or any two directors.

          (b) Notice of the time and place of special meetings shall be delivered to each director (i) personally, (ii) by telephone, (iii) by facsimile, (iv) by electronic mail, or (v) sent by first-class mail, addressed to each director at that director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by telephone, by facsimile or by electronic mail, it shall be delivered at least twenty-four (24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

     Section  3.8     Quorum.  At  all  meetings  of  the  Board of Directors, a
                      ------
majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section  3.9     Waiver of Notice.  Whenever notice is required to be given
                      ----------------
under any provision of the Delaware General Corporation Law or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

     Section 3.10     Board Action by Written Consent without a Meeting.  Unless
                      -------------------------------------------------
otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Written consents representing actions taken by the board or committee may be executed by telex, telecopy or other electronic or facsimile transmission, and such facsimile or electronic transmission shall be valid and binding to the same extent as if it were an original.

     Section  3.11     Fees  and  Compensation  of  Directors.  Unless otherwise
                       --------------------------------------
restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors and no such compensation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section  3.12     Approval  of Loans to Officers.  The Corporation may lend
                       ------------------------------
money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing contained in this Section 3.12 shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

     Section 3.13     Removal of Directors.  Any director or the entire board of
                      --------------------
directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, that if a director was elected by the holders of a particular class or series of stock, only the holders of that class or series shall be entitled to remove such director.

     Section  3.14     Chairman  of the Board of Directors.  The Corporation may
                       -----------------------------------
also have, at the discretion of the Board of Directors, a chairman of the Board of Directors who may also serve as an officer of the Corporation.

     Section  3.15     Advisory  Directors.   The Board of Directors may appoint
                       -------------------
one or more advisory directors as it shall from time to time determine. Each advisory director appointed shall hold office at the pleasure of the Board of Directors. An advisory director may attend and be present at the meetings of the Board of Directors at the invitation of the Board of Directors, although a meeting of the Board of Directors may be held without notice to any advisory director and no advisory director shall be considered in determining whether a quorum of the Board of Directors is present. An advisory director shall advise and counsel the Board of Directors on the business and operations of the Corporation as requested by the Board of Directors; however, an advisory director shall not be entitled to vote on any matter presented to the Board of Directors. An advisory director, in consideration of such person serving as an advisory director, shall be entitled to receive from the Corporation such fees for attendance at meetings of the Board of Directors as the Board shall from time to time determine. In addition, an advisory director shall be entitled to receive from the Corporation reimbursement for the reasonable expenses incurred by such person in connection with the performance of such person's duties as an advisory director.


                                   ARTICLE IV

                                   COMMITTEES

     Section  4.1     Committees  of  Directors.  The Board of Directors may, by
                      -------------------------
resolution passed by a majority of the whole Board of Directors, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) amend the Certificate of Incorporation (except that committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the Delaware General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (b) adopt an agreement of merger or consolidation under Sections 251, 252, 254, 255, 256, 257, 258, 263 or 264 of the Delaware General
Corporation Law, (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or (e) amend the Bylaws of the Corporation; and, unless the Board resolution establishing the committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

     Section  4.2     Committee  Minutes.  Each  committee  shall  keep  regular
                      ------------------
minutes of its meetings and report the same to the Board of Directors when required.

     Section 4.3     Meetings and Action of Committees.  Meetings and actions of
                     ---------------------------------
committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section
3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and Section 3.10 (action without a meeting) of these Bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.


                                    ARTICLE V

                                    OFFICERS

     Section 5.1     Officers.  The officers of the Corporation shall be a chief
                     --------
executive officer, a president, a secretary and a chief financial officer. The Corporation may also have, at the discretion of the Board of Directors, one or more vice presidents, a treasurer, one or more assistant secretaries, one or more assistant treasurers and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

     Section  5.2     Appointment of Officers.  The officers of the Corporation,
                      -----------------------
except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these Bylaws, shall be elected by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

     Section  5.3     Subordinate Officers.  The Board of Directors may appoint,
                      --------------------
or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

     Section  5.4     Removal  and  Resignation  of  Officers.  Subject  to  the
                      ---------------------------------------
rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the attention of the secretary of the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     Section  5.5     Vacancies in Offices.  Any vacancy occurring in any office
                      --------------------
of  the  Corporation  shall  be  filled  by  the  Board  of  Directors.

     Section  5.6     Chief  Executive  Officer.  Subject  to  such  supervisory
                      -------------------------
powers, if any, as may be given by the Board of Directors to the chairman of the board, if any, the chief executive officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     Section  5.7     President.  Subject to such supervisory powers, if any, as
                      ---------
may be given by the Board of Directors to the chairman of the board (if any) or the chief executive officer, the president shall have general supervision, direction and control of the business and other officers of the Corporation. He or she shall have the general powers and duties of management usually vested in the office of the chief operating officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

Section  5.8     Vice  Presidents.  In  the  absence  or disability of the chief
                 ----------------
executive officer and president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the chief executive officer, the president or the chairman of the board.

     Section  5.9     Secretary.  The  secretary shall keep or cause to be kept,
                      ---------
at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

     Section  5.10     Chief  Financial  Officer.  The  chief  financial officer
                       -------------------------
shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president, the chief executive officer, or the directors, upon request, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

     Section  5.11     Representation  of  Shares  of  Other  Corporations.  The
                       ---------------------------------------------------
chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board of Directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

     Section  5.12     Authority  and  Duties  of  Officers.  In addition to the
                       ------------------------------------
foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the stockholders.

                                   ARTICLE VI

                               RECORDS AND REPORTS

     Section  6.1     Maintenance  and  Inspection  of Records.  The Corporation
                      ----------------------------------------
shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

     Section 6.2     Inspection by Directors.  Any director shall have the right
                     -----------------------
to examine the Corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     Section  6.3     Annual  Statement to Stockholders.  The Board of Directors
                      ---------------------------------
shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.


                                   ARTICLE VII

                                 GENERAL MATTERS

     Section  7.1     Checks.  From  time  to time, the Board of Directors shall
                      ------
determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

     Section  7.2     Execution  of  Corporate  Contracts  and Instruments.  The
                      ----------------------------------------------------
Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section  7.3     Stock Certificates; Partly Paid Shares.  The shares of the
                      --------------------------------------
Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice chairman of the Board of Directors, or the chief executive officer or the president or vice president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     Section 7.4     Special Designation on Certificates.  If the Corporation is
                     -----------------------------------
authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in
Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Section 7.5     Lost Certificates.  Except as provided in this Section 7.5,
                     -----------------
no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or the owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     Section  7.6     Construction;  Definitions.  Unless  the  context requires
                      --------------------------
otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     Section  7.7     Dividends.  The  directors  of the Corporation, subject to
                      ---------
any restrictions contained in (a) the Delaware General Corporation Law or (b) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

     The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

     Section  7.8     Fiscal  Year.  The fiscal year of the Corporation shall be
                      ------------
fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

     Section  7.9     Seal.  The  Corporation  may adopt a corporate seal, which
                      ----
may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

     Section  7.10     Transfer  of Stock.  Upon surrender to the Corporation or
                       ------------------
the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     Section  7.11     Stock  Transfer  Agreements.  The  Corporation shall have
                       ---------------------------
power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.

     Section  7.12     Registered  Stockholders.  The  Corporation  shall  be
                       ------------------------
entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                  ARTICLE VIII

                                   AMENDMENTS

     Section  8.1     By  the  Board of Directors.  Unless otherwise provided in
                      ---------------------------
the Certificate of Incorporation, the Bylaws may be altered, amended or repealed or new bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

     Section  8.2     By  the  Stockholders.  Unless  otherwise  provided in the
                      ---------------------
Certificate of Incorporation, these Bylaws may be altered, amended or repealed or new bylaws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration amendment, repeal or adoption of new bylaws shall have been stated in the notice of such regular or special meeting.


                               *  *  *  *  *  *  *

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                                      C-12

                                                                       EXHIBIT D


              PART 13 OF THE UTAH REVISED BUSINESS CORPORATION ACT

16-10A-1301.   DEFINITIONS.  For purposes of Part 13:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10A-1302 and who exercises that right when and in the manner required by Sections 16-10A-1320 through 16-10A-1328.

     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10A-723.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.


16-10A-1302 RIGHT TO DISSENT.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

          (a) consummation of a plan of merger to which the corporation is a party if:

               (i) shareholder approval is required for the merger by Section 16-10A-1103 or the articles of incorporation; or

               (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10A-1104;

          (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10A-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

          (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10A-1202(2).

     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

          (a) the record date fixed under Section 16-10A-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

          (b) the record date fixed under Section 16-10A-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

          (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

          (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

          (c)  cash  in  lieu  of  fractional  shares;  or

          (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.


16-10A-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

          (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10A-1322.


16-10A-1320 NOTICE OF DISSENTERS' RIGHTS.

     (1)  If  a  proposed  corporate  action  creating  dissenters' rights under
Section 16-10A-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

     (2)  If  a  proposed  corporate  action  creating  dissenters' rights under
Section  16-10A-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10A-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10A-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10A-704 for which the notice was to have been given.


16-10A-1321 DEMAND FOR PAYMENT -- ELIGIBILITY AND NOTICE OF INTENT.

     (1)  If  a  proposed  corporate  action  creating  dissenters' rights under
Section 16-10A-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

          (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

          (b)  may  not  vote any of his shares in favor of the proposed action.

     (2)  If  a  proposed  corporate  action  creating  dissenters' rights under
Section  16-10A-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10A-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10A-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.


16-10A-1322 DISSENTERS' NOTICE.

     (1) If proposed corporate action creating dissenters' rights under Section 16-10A-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and shall:

          (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

          (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

          (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

          (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

          (f) state the requirement contemplated by Subsection 16-10A-1303(3), if the requirement is imposed; and

          (g)  be  accompanied  by  a  copy  of  this  part.


16-10A-1323 PROCEDURE TO DEMAND PAYMENT.

     (1) A shareholder who is given a dissenters' notice described in Section 16-10A-1322, who meets the requirements of Section 16-10A-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

          (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10A-1322(2)(d), duly completed, or may be stated in another writing;

          (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

          (c) if required by the corporation in the dissenters' notice described in Section 16-10A-1322, as contemplated by Section 16-10A-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10A-1302.

     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

     (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10A-1324 UNCERTIFICATED SHARES.

     (1) Upon receipt of a demand for payment under Section 16-10A-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10A-1326.

     (2) In all other respects, the provisions of Section 16-10A-1323 apply to shareholders who own uncertificated shares.


16-10A-1325 PAYMENT.

     (1) Except as provided in Section 16-10A-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10A-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10A-1323, and who meets the requirements of Section 16-10A-1321, and who has not yet received payment.

     (2)  Each  payment  made pursuant to Subsection (1) must be accompanied by:

          (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

                    (B)  an income statement for that year;

                    (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

                    (D) the latest available interim financial statements, if any;

               (ii)  the  balance sheet and statements referred to in Subsection
          (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

          (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

          (c)  a  statement  of  the  dissenter's  right to demand payment under
     Section  16-10A-1328;  and

          (d)  a  copy  of  this  part.


16-10A-1326 FAILURE TO TAKE ACTION.

     (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10A-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10A-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10A-1322, and the provisions of Sections 16-10A-1323 through 16-10A-1328 shall again be applicable.

16-10A-1327 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

     (1)  A  corporation  may,  with  the  dissenters'  notice given pursuant to
Section 16-10A-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10A-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10A-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10A-1325(2).


16-10A-1328 PROCEDURE FOR SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

     (1)  A  dissenter who has not accepted an offer made by a corporation under
Section 16-10A-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10A-1325, if:

          (a)  the  dissenter  believes  that  the  amount  paid  under  Section
     16-10A-1325 or offered under Section 16-10A-1327 is less than the fair value of the shares;

          (b) the corporation fails to make payment under Section 16-10A-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

          (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10A-1326.

     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.


16-10A-1330 JUDICIAL APPRAISAL OF SHARES -- COURT ACTION.

     (1) If a demand for payment under Section 16-10A-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10A-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

     (2)  The  corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10A-1321, 16-10A-1323, and 16-10A-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10A-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10A-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

          (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10A-1325; or

          (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10A-1327.


16-10A-1331 COURT COSTS AND COUNSEL FEES.

     (1) The court in an appraisal proceeding commenced under Section 16-10A-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10A-1328.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10A-1320 through 16-10A-1328; or

          (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                                                    Attachment A

                   AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                               907 WEST 5TH STREET
                                    SUITE 203
                              AUSTIN, TEXAS  78703

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of American Absorbents Natural Products, Inc., a Utah corporation (the "Company"), hereby appoints Paul A. Rush and Myron Sappington, or either of them, the proxy or proxies of the undersigned, each with full power of substitution, to vote all shares of common stock of the Company, par value $0.001 per share, which the undersigned would be entitled to vote at the Special Meeting of Shareholders to be held on August 24, 2001, at 10:00 a.m., local time at Westwood Country Club, 3808 West 35th Street, Austin, Texas 78703, or any adjournment thereof, according to the number of votes that the undersigned would be entitled to if personally present upon the matters referred to in this proxy.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THE  PROPOSAL.


1. PROPOSAL 1--Approval of the proposal to change our state of incorporation from Utah to Delaware and, in doing so, to change our name to Earful of Books, Inc.

     [  ]     FOR     [  ]     AGAINST     [  ]     ABSTAIN



                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals set forth herein.

     The undersigned acknowledges receipt of Notice of Special Meeting of Shareholders dated August 10, 2001, and the accompanying Proxy Statement.

                                   Date:                          ,  ______.

                                   ---------------------------------------------
                                   Signature



                                   ---------------------------------------------
                                   Name(s)  (typed  or  printed)




                                   ---------------------------------------------
                                   Address(es)



Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.